PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

ACTIVE M/MULTI-MANAGER FUNDS

ACTIVE M INTERNATIONAL EQUITY FUND

SUPPLEMENT DATED MARCH 11, 2020 TO

PROSPECTUS AND SAI DATED JULY 31, 2019,

AS SUPPLEMENTED

The Board of Trustees of Northern Funds has approved the termination of Brandes Investment Partners, L.P. (“Brandes”) as a sub-adviser to the Active M International Equity Fund (the “Fund”), effective on March 11, 2020. Northern Trust Investments, Inc. (“NTI”), the Fund’s investment adviser, will reallocate assets managed by the terminated sub-adviser among the remaining sub-advisers of the Fund on or about March 27, 2020. During this transition period, NTI will manage the portions of the Fund previously managed by the terminated sub-adviser. All references in the Prospectus and SAI to Brandes are hereby deleted.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MMF SPT SAI&PRO MINTL (3/20)